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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    Current Report
                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) August 28, 1998


                                STATION CASINOS, INC.
                                ---------------------
                (Exact name of registrant as specified in its charter)


                                        NEVADA
                                        ------
                    (State or other jurisdiction of incorporation)

                000-21640                               88-0136443
                ---------                               ----------
         (Commission File Number)           (IRS Employer Identification No.)

         2411 West Sahara Avenue
            Las Vegas, Nevada                             89102
      -----------------------------                       -----
     (Address of principal executive                    (Zip Code)
                 offices)

          Registrant's telephone number, including area code (702) 367-2411


                                         N.A.
           (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.


          On August 28, 1998, certain subsidiaries of the Registrant (the "SUBSIDIARIES") entered into an Amendment ("AMENDMENT NO.10") to a secured Amended and Restated Reducing Revolving Loan Agreement dated March 19, 1996 ("LOAN AGREEMENT"). Amendment No. 10 amends certain provisions in the Loan Agreement that restrict incurrence of debt to permit the Subsidiaries to incur an additional $80,000,000 pursuant to a Supplemental Loan Agreement. A complete copy of Amendment No. 10 is attached as an exhibit to this Form 8-K.

                                        - 2 -

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STATION CASINOS, INC.
                              a Nevada corporation


                              By:  /s/ Glenn C. Christenson
                                   -------------------------
                                   Glenn C. Christenson
                                   Executive Vice President and
                                   Chief Financial Officer

Date:      September 9, 1998

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                                    EXHIBIT INDEX

 Exhibit        Exhibit
 Number         Description
 ------         -----------

 4.1 Amendment No. 10 dated as of August 28, 1998 to an Amended and Restated Reducing Revolving Loan Agreement dated as of March 19, 1996 among Palace Station Hotel & Casino, Boulder Station, Inc. Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation, Bank of America National Trust and Savings Association, Societe Generale, Bank of Scotland and certain other lenders named therein.